   As filed with the Securities and Exchange Commission on September 21, 2001
                                                      REGISTRATION NO. 333-75517
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                 ----------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              THE GILLETTE COMPANY
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                                  3420                                04-1366970
  (State or other jurisdiction             (Primary Standard Industrial                 (I.R.S. Employer
of incorporation or organization)           Classification Code Number)              Identification Number)

                 ----------------------------------------------

                            PRUDENTIAL TOWER BUILDING
                           BOSTON, MASSACHUSETTS 02199
                                 (617) 421-7000
          (Address, of principal executive offices, including zip code)


                             WILLIAM J. MOSTYN, III
                                    Secretary
                              The Gillette Company
                            Prudential Tower Building
                           Boston, Massachusetts 02199
                                 (617) 421-7000
              (Name and address, including zip code, and telephone
               number, including area code, of agent for service)


                 ----------------------------------------------

                  Please send copies of all communications to:

WILLIAM  J. MOSTYN, III, ESQ.                   MARY E. WEBER, ESQ.
The Gillette Company                            Ropes & Gray
Prudential Tower Building                       One International Place
Boston, Massachusetts 02199                     Boston, Massachusetts 02110
(617) 421-7000                                  (617) 951-7000

     Pursuant to Registrant's undertaking in paragraph (a)(3) of Item 17 of this Registration Statement (No. 333-75517), Registrant hereby amends this Registration Statement to remove from registration 10,413,798 shares of Registrant's Common Stock ($1.00 par value) that were registered pursuant to this Registration Statement but which remained unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 20th day of September, 2001.

                                     THE GILLETTE COMPANY



                                     By: /s/ Charles W. Cramb
                                         ---------------------------------------
                                     Name:  Charles W. Cramb
                                     Title:  Senior Vice President - Finance,
                                     Chief Financial Officer and Principal
                                     Accounting Officer

     Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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
           Signature                                       Title                                Date
           ---------                                       -----                                ----

/s/ James M. Kilts                                 Chief Executive Officer and Chairman     September 20, 2001
----------------------------------                 of the Board
James M. Kilts


/s/ Charles W. Cramb                               Senior Vice President - Finance, Chief   September 20, 2001
----------------------------------                 Operating Financial Officer and
Charles W. Cramb                                   Principal Accounting Officer


       *                                           Director                                 September 20, 2001
----------------------------------
Warren E. Buffett


       *                                           Director                                 September 20, 2001
----------------------------------
Wilbur H. Gantz


       *                                           Director                                 September 20, 2001
----------------------------------
Michael B. Gifford
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


       *                                           Director                                 September 20, 2001
----------------------------------
Carol R. Goldberg


       *                                           Director                                 September 20, 2001
----------------------------------
Herbert H. Jacobi


        *                                          Director                                 September 20, 2001
----------------------------------
Henry R. Kravis


         *                                         Director                                 September 20, 2001
----------------------------------
Jorge P. Lemann


         *                                         Director                                 September 20, 2001
----------------------------------
Richard R. Pivirotto


          *                                        Director                                 September 20, 2001
----------------------------------
Marjorie M. T. Yang


*By: /s/ Charles W. Cramb
----------------------------------
Charles W. Cramb, for himself and as
attorney-in-fact
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